Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SECOND QUARTER

	2018		2017*		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 20,830	100.0	$ 18,839	100.0	10.6
Cost of products sold	6,927	33.3	5,846	31.0	18.5
Gross Profit	13,903	66.7	12,993	69.0	7.0
Selling, marketing and administrative expenses	5,743	27.5	5,289	28.1	8.6
Research and development expense	2,639	12.7	2,296	12.2	14.9
Interest (income) expense, net	127	0.6	122	0.6
Other (income) expense, net	364	1.7	527	2.8
Restructuring	57	0.3	11	0.1
Earnings before provision for taxes on income	4,973	23.9	4,748	25.2	4.7
Provision for taxes on income	1,019	4.9	921	4.9	10.6
Net earnings	$ 3,954	19.0	$ 3,827	20.3	3.3

Net earnings per share (Diluted)	$ 1.45		$ 1.40		3.6

Average shares outstanding (Diluted)	2,721.3		2,741.5

Effective tax rate	20.5%		19.4%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 7,014	33.7	$ 6,285	33.4	11.6
Net earnings	$ 5,718	27.5	$ 5,017	26.6	14.0
Net earnings per share (Diluted)	$ 2.10		$ 1.83		14.8
Effective tax rate	18.5%		20.2%

(1) See Reconciliation of Non-GAAP Financial Measures.
*2017 Statement of Earnings line items have been restated to reflect impact of ASU 2017-07

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SIX MONTHS

	2018		2017*		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 40,839	100.0	$ 36,605	100.0	11.6
Cost of products sold	13,541	33.2	11,255	30.8	20.3
Gross Profit	27,298	66.8	25,350	69.2	7.7
Selling, marketing and administrative expenses	11,006	27.0	10,052	27.5	9.5
Research and development expense	5,043	12.3	4,366	11.9	15.5
Interest (income) expense, net	272	0.7	205	0.6
Other (income) expense, net	424	1.0	308	0.8
Restructuring	99	0.2	96	0.2
Earnings before provision for taxes on income	10,454	25.6	10,323	28.2	1.3
Provision for taxes on income	2,133	5.2	2,074	5.7	2.8
Net earnings	$ 8,321	20.4	$ 8,249	22.5	0.9

Net earnings per share (Diluted)	$ 3.05		$ 3.00		1.7

Average shares outstanding (Diluted)	2,728.5		2,749.4

Effective tax rate	20.4%		20.1%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 13,872	34.0	$ 12,388	33.8	12.0
Net earnings	$ 11,353	27.8	$ 10,055	27.5	12.9
Net earnings per share (Diluted)	$ 4.16		$ 3.66		13.7
Effective tax rate	18.2%		18.8%

(1) See Reconciliation of Non-GAAP Financial Measures.
*2017 Statement of Earnings line items have been restated to reflect impact of ASU 2017-07

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2018	2017	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,476	1,487	(0.7)%	(0.7)	—
International	2,028	1,991	1.9	0.0	1.9
	3,504	3,478	0.7	(0.4)	1.1

Pharmaceutical
U.S.	5,899	5,010	17.7	17.7	—
International	4,455	3,625	22.9	17.5	5.4
	10,354	8,635	19.9	17.6	2.3

Medical Devices
U.S.	3,265	3,229	1.1	1.1	—
International	3,707	3,497	6.0	2.5	3.5
	6,972	6,726	3.7	1.9	1.8

U.S.	10,640	9,726	9.4	9.4	—
International	10,190	9,113	11.8	7.9	3.9
Worldwide	$ 20,830	18,839	10.6%	8.7	1.9

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2018	2017	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 2,912	2,901	0.4%	0.4	—
International	3,990	3,805	4.9	0.5	4.4
	6,902	6,706	2.9	0.4	2.5

Pharmaceutical
U.S.	11,253	9,882	13.9	13.9	—
International	8,945	6,998	27.8	19.9	7.9
	20,198	16,880	19.7	16.4	3.3

Medical Devices
U.S.	6,426	6,321	1.7	1.7	—
International	7,313	6,698	9.2	3.3	5.9
	13,739	13,019	5.5	2.5	3.0

U.S.	20,591	19,104	7.8	7.8	—
International	20,248	17,501	15.7	9.3	6.4
Worldwide	$ 40,839	36,605	11.6%	8.6	3.0

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2018	2017	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 10,640	9,726	9.4%	9.4	—

Europe	4,810	4,232	13.7	6.5	7.2
Western Hemisphere excluding U.S.	1,540	1,499	2.7	6.7	(4.0)
Asia-Pacific, Africa	3,840	3,382	13.5	10.2	3.3
International	10,190	9,113	11.8	7.9	3.9

Worldwide	$ 20,830	18,839	10.6%	8.7	1.9

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2018	2017	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 20,591	19,104	7.8%	7.8	—

Europe	9,607	8,090	18.8	8.2	10.6
Western Hemisphere excluding U.S.	3,107	2,953	5.2	6.9	(1.7)
Asia-Pacific, Africa	7,534	6,458	16.7	11.9	4.8
International	20,248	17,501	15.7	9.3	6.4

Worldwide	$ 40,839	36,605	11.6%	8.6	3.0

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Second Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2018	2017	(Decr.)

Earnings before provision for taxes on income - as reported	$ 4,973	4,748	4.7%
Intangible asset amortization expense	1,084	480
Litigation expense, net	703	493
Restructuring/Other (1)	176	128
Actelion acquisition related cost	64	213
Diabetes asset impairment	4	182
AMO acquisition related cost	25	41
Unrealized loss/(gain) on securities	(39)	—
Other	24	—
Earnings before provision for taxes on income - as adjusted	$ 7,014	6,285	11.6%

Net Earnings - as reported	$ 3,954	3,827	3.3%
Intangible asset amortization expense	967	378
Litigation expense, net	609	352
Restructuring/Other	152	101
Actelion acquisition related cost	64	199
Diabetes asset impairment	3	125
AMO acquisition related cost	22	35
Unrealized loss/(gain) on securities	(31)	—
Impact of tax legislation (2)	(40)	—
Other	18	—
Net Earnings - as adjusted	$ 5,718	5,017	14.0%

Diluted Net Earnings per share - as reported	$ 1.45	1.40	3.6%
Intangible asset amortization expense	0.36	0.14
Litigation expense, net	0.22	0.13
Restructuring/Other	0.06	0.03
Actelion acquisition related cost	0.02	0.07
Diabetes asset impairment	—	0.05
AMO acquisition related cost	0.01	0.01
Unrealized loss/(gain) on securities	(0.01)	—
Impact of tax legislation	(0.02)	—
Other	0.01	—
Diluted Net Earnings per share - as adjusted	$ 2.10	1.83	14.8%

Operational Diluted Net Earnings per share - as adjusted
at 2016 foreign currency exchange rates		1.86

Impact of currency at 2017 foreign currency exchange rates	(0.06)	(0.03)

Operational Diluted Net Earnings per share - as adjusted
at 2017 foreign currency exchange rates	$ 2.04	1.83	11.5%

(1) Includes $44M recorded in cost of products sold and $75M recorded in other (income) expense for the second quarter 2018. Includes $13M recorded in cost of products sold and $104M recorded in other (income) expense for the second quarter 2017.

(2) Includes foreign currency translation

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Six Months YTD		% Incr. /
(Dollars in Millions Except Per Share Data)	2018	2017	(Decr.)

Earnings before provision for taxes on income - as reported	$ 10,454	10,323	1.3%
Intangible asset amortization expense	2,199	809
Litigation expense, net	703	493
Restructuring/Other (1)	283	289
Actelion acquisition related cost	160	213
Diabetes asset impairment	4	182
AMO acquisition related cost	46	79
Unrealized loss/(gain) on securities	(12)	—
Other	35	—
Earnings before provision for taxes on income - as adjusted	$ 13,872	12,388	12.0%

Net Earnings - as reported	$ 8,321	8,249	0.9%
Intangible asset amortization expense	1,963	622
Litigation expense, net	609	352
Restructuring/Other	233	222
Actelion acquisition related cost	156	199
Diabetes asset impairment	3	125
AMO acquisition related cost	39	286
Unrealized loss/(gain) on securities	(10)	—
Impact of tax legislation (2)	12	—
Other	27	—
Net Earnings - as adjusted	$ 11,353	10,055	12.9%

Diluted Net Earnings per share - as reported	$ 3.05	3.00	1.7%
Intangible asset amortization expense	0.72	0.23
Litigation expense, net	0.22	0.13
Restructuring/Other	0.09	0.08
Actelion acquisition related cost	0.05	0.07
Diabetes asset impairment	—	0.05
AMO acquisition related cost	0.01	0.10
Unrealized loss/(gain) on securities	—	—
Impact of tax legislation	0.01	—
Other	0.01	—
Diluted Net Earnings per share - as adjusted	$ 4.16	3.66	13.7%

Operational Diluted Net Earnings per share - as adjusted
at 2016 foreign currency exchange rates		3.72

Impact of currency at 2017 foreign currency exchange rates	(0.19)	(0.06)

Operational Diluted Net Earnings per share - as adjusted
at 2017 foreign currency exchange rates	$ 3.97	3.66	8.5%

(1) Includes $50M recorded in cost of products sold and $134M recorded in other (income) expense for six months 2018 YTD. Includes $17M recorded in cost of products sold and $176M recorded in other (income) expense for six months 2017 YTD.

(2) Includes foreign currency translation

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions and Divestitures (A)
SECOND QUARTER 2018 ACTUAL vs. 2017 ACTUAL

Segments
	Consumer	Pharmaceutical	Medical Devices	Total
	Operational % (1)
WW As Reported:	(0.4)%	17.6%	1.9%	8.7%
U.S.	(0.7)%	17.7%	1.1%	9.4%
International	0.0%	17.5%	2.5%	7.9%

Pulmonary Hypertension
Actelion		(6.3)		(3.0)
U.S.		(7.4)		(3.8)
International		(5.2)		(2.0)

Cardiovascular / Metabolism / Other
Actelion		(0.3)		(0.1)
U.S.		(0.1)		(0.1)
International		(0.4)		(0.2)

Spine & Other
Codman Neuroscience			1.0	0.4
U.S.			0.6	0.2
International			1.5	0.6

Wound Care / Other	1.0			0.2
Compeed	0.0			0.0
U.S.	1.7			0.4
International

All Other Acquisitions and Divestitures	0.3		0.0	0.1
U.S.	0.0		0.0	0.0
International	0.4		0.1	0.1

WW Ops excluding Acquisitions and Divestitures	0.9%	11.0%	2.9%	6.3%
U.S.	(0.7)%	10.2%	1.7%	5.7%
International	2.1%	11.9%	4.1%	6.8%

(1) Operational growth excludes the effect of translational currency

(A)  NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions and divestitures" is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions and Divestitures (A)
SIX MONTHS 2018 ACTUAL vs. 2017 ACTUAL

Segments
	Consumer	Pharmaceutical	Medical Devices	Total
	Operational % (1)
WW As Reported:	0.4%	16.4%	2.5%	8.6%
U.S.	0.4%	13.9%	1.7%	7.8%
International	0.5%	19.9%	3.3%	9.3%

Pulmonary Hypertension
Actelion		(6.8)		(3.1)
U.S.		(7.4)		(3.8)
International		(5.9)		(2.4)

Cardiovascular / Metabolism / Other
Actelion		(0.3)		(0.2)
U.S.		(0.2)		(0.1)
International		(0.5)		(0.2)

Spine & Other
Codman Neuroscience			1.0	0.3
U.S.			0.6	0.2
International			1.4	0.6

Wound Care / Other
Compeed	0.9			0.2
U.S.	0.0			0.0
International	1.5			0.4

Vision
Vision Surgical & Eye Health Business			(1.5)	(0.5)
U.S.			(1.4)	(0.5)
International			(1.6)	(0.6)

All Other Acquisitions and Divestitures	0.1		0.0	0.0
U.S.	0.0		(0.2)	0.0
International	0.3		0.1	0.1

WW Ops excluding Acquisitions and Divestitures	1.4%	9.3%	2.0%	5.3%
U.S.	0.4%	6.3%	0.7%	3.6%
International	2.3%	13.5%	3.2%	7.2%

(1) Operational growth excludes the effect of translational currency

(A)  NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions and divestitures" is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$89	113	(21.2)%	(21.2)%	—%
Intl	367	381	(3.7)	(2.7)	(1.0)
WW	456	494	(7.7)	(6.9)	(0.8)

BEAUTY
US	637	649	(1.8)	(1.8)	—
Intl	472	427	10.5	7.3	3.2
WW	1,109	1,076	3.1	1.8	1.3

ORAL CARE
US	157	150	4.7	4.7	—
Intl	236	244	(3.3)	(5.5)	2.2
WW	393	394	(0.3)	(1.7)	1.4

OTC
US	454	432	5.1	5.1	—
Intl	612	574	6.6	2.5	4.1
WW	1,066	1,006	6.0	3.7	2.3

WOMEN'S HEALTH
US	4	3	33.3	33.3	—
Intl	276	273	1.1	1.9	(0.8)
WW	280	276	1.4	2.2	(0.8)

WOUND CARE/OTHER
US	135	140	(3.6)	(3.6)	—
Intl	65	92	(29.3)	(31.3)	2.0
WW	200	232	(13.8)	(14.6)	0.8

TOTAL CONSUMER
US	1,476	1,487	(0.7)	(0.7)	—
Intl	2,028	1,991	1.9	0.0	1.9
WW	$3,504	3,478	0.7%	(0.4)%	1.1%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5)

IMMUNOLOGY
US	$2,317	2,101	10.3%	10.3%	—%
Intl	1,021	858	19.0	14.6	4.4
WW	3,338	2,959	12.8	11.5	1.3
REMICADE
US	918	1,064	(13.7)	(13.7)	—
US Exports (3)	104	127	(18.1)	(18.1)	—
Intl	298	339	(12.1)	(14.0)	1.9
WW	1,320	1,530	(13.7)	(14.1)	0.4
SIMPONI / SIMPONI ARIA
US	274	230	19.1	19.1	—
Intl	274	209	31.1	26.9	4.2
WW	548	439	24.8	22.8	2.0
STELARA
US	919	680	35.1	35.1	—
Intl	422	303	39.3	32.0	7.3
WW	1,341	983	36.4	34.2	2.2
OTHER IMMUNOLOGY
US	102	—	*	*	—
Intl	27	7	*	*	*
WW	129	7	*	*	*

INFECTIOUS DISEASES
US	328	341	(3.8)	(3.8)	—
Intl	521	451	15.5	11.0	4.5
WW	849	792	7.2	4.6	2.6
EDURANT / rilpivirine
US	15	17	(11.8)	(11.8)	—
Intl	196	162	21.0	13.1	7.9
WW	211	179	17.9	10.7	7.2
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	277	278	(0.4)	(0.4)	—
Intl	215	176	22.2	18.8	3.4
WW	492	454	8.4	7.1	1.3
OTHER INFECTIOUS DISEASES
US	36	46	(21.7)	(21.7)	—
Intl	110	113	(2.7)	(4.1)	1.4
WW	146	159	(8.2)	(9.2)	1.0

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

NEUROSCIENCE
US	$639	620	3.1%	3.1%	—%
Intl	889	847	5.0	1.4	3.6
WW	1,528	1,467	4.2	2.1	2.1
CONCERTA / methylphenidate
US	68	76	(10.5)	(10.5)	—
Intl	115	105	9.5	6.9	2.6
WW	183	181	1.1	(0.4)	1.5
INVEGA SUSTENNA / XEPLION / TRINZA / TREVICTA
US	438	387	13.2	13.2	—
Intl	282	242	16.5	10.5	6.0
WW	720	629	14.5	12.2	2.3
RISPERDAL CONSTA
US	80	91	(12.1)	(12.1)	—
Intl	108	116	(6.9)	(10.3)	3.4
WW	188	207	(9.2)	(11.1)	1.9
OTHER NEUROSCIENCE
US	53	66	(19.7)	(19.7)	—
Intl	384	384	0.0	(2.4)	2.4
WW	437	450	(2.9)	(5.0)	2.1

ONCOLOGY
US	1,085	697	55.7	55.7	—
Intl	1,371	1,030	33.1	27.2	5.9
WW	2,456	1,727	42.2	38.7	3.5
DARZALEX
US	298	212	40.6	40.6	—
Intl	213	87	*	*	*
WW	511	299	70.9	67.7	3.2
IMBRUVICA
US	250	202	23.8	23.8	—
Intl	370	248	49.2	42.7	6.5
WW	620	450	37.8	34.2	3.6
VELCADE
US	—	—	—	—	—
Intl	280	290	(3.4)	(8.0)	4.6
WW	280	290	(3.4)	(8.0)	4.6
ZYTIGA
US	486	241	*	*	—
Intl	423	317	33.4	27.3	6.1
WW	909	558	62.9	59.5	3.4
OTHER ONCOLOGY
US	51	42	21.4	21.4	—
Intl	85	88	(3.4)	(6.8)	3.4
WW	136	130	4.6	2.3	2.3
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

PULMONARY HYPERTENSION (4)
US	$429	37	*	*	—%
Intl	236	48	*	*	*
WW	665	85	*	*	*
OPSUMIT
US	180	24	*	*	—
Intl	131	21	*	*	*
WW	311	45	*	*	*
TRACLEER
US	71	2	*	*	—
Intl	72	24	*	*	*
WW	143	26	*	*	*
UPTRAVI
US	155	8	*	*	—
Intl	16	1	*	*	*
WW	171	9	*	*	*
OTHER
US	23	3	*	*	—
Intl	17	2	*	*	*
WW	40	5	*	*	*

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$1,101	1,214	(9.3)%	(9.3)%	—%
Intl	417	391	6.6	1.9	4.7
WW	1,518	1,605	(5.4)	(6.6)	1.2
XARELTO
US	679	642	5.8	5.8	—
Intl	—	—	—	—	—
WW	679	642	5.8	5.8	—
INVOKANA / INVOKAMET
US	169	256	(34.0)	(34.0)	—
Intl	46	39	17.9	13.0	4.9
WW	215	295	(27.1)	(27.7)	0.6
PROCRIT / EPREX
US	156	174	(10.3)	(10.3)	—
Intl	80	81	(1.2)	(5.9)	4.7
WW	236	255	(7.5)	(9.0)	1.5
OTHER
US	97	142	(31.7)	(31.7)	—
Intl	291	271	7.4	2.7	4.7
WW	388	413	(6.1)	(9.2)	3.1

TOTAL PHARMACEUTICAL
US	5,899	5,010	17.7	17.7	—
Intl	4,455	3,625	22.9	17.5	5.4
WW	$10,354	8,635	19.9%	17.6%	2.3%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5)

DIABETES CARE
US	$129	160	(19.4)%	(19.4)%	—%
Intl	226	261	(13.4)	(16.3)	2.9
WW	355	421	(15.7)	(17.5)	1.8

INTERVENTIONAL SOLUTIONS
US	323	285	13.3	13.3	—
Intl	344	288	19.4	14.1	5.3
WW	667	573	16.4	13.7	2.7

ORTHOPAEDICS
US	1,332	1,367	(2.6)	(2.6)	—
Intl	930	926	0.4	(3.6)	4.0
WW	2,262	2,293	(1.4)	(3.0)	1.6

HIPS
US	211	208	1.4	1.4	—
Intl	149	142	4.9	0.8	4.1
WW	360	350	2.9	1.2	1.7

KNEES
US	229	236	(3.0)	(3.0)	—
Intl	153	149	2.7	(0.8)	3.5
WW	382	385	(0.8)	(2.2)	1.4

TRAUMA
US	394	390	1.0	1.0	—
Intl	281	253	11.1	6.7	4.4
WW	675	643	5.0	3.3	1.7

SPINE & OTHER
US	498	533	(6.6)	(6.6)	—
Intl	347	382	(9.2)	(13.2)	4.0
WW	845	915	(7.7)	(9.4)	1.7

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5) (Continued)

SURGERY
US	$1,022	1,012	1.0%	1.0%	—%
Intl	1,493	1,372	8.8	5.4	3.4
WW	2,515	2,384	5.5	3.5	2.0

ADVANCED
US	402	400	0.5	0.5	—
Intl	603	533	13.1	9.1	4.0
WW	1,005	933	7.7	5.4	2.3

GENERAL
US	436	423	3.1	3.1	—
Intl	733	691	6.1	2.9	3.2
WW	1,169	1,114	4.9	2.9	2.0

SPECIALTY
US	184	189	(2.6)	(2.6)	—
Intl	157	148	6.1	4.2	1.9
WW	341	337	1.2	0.4	0.8

VISION
US	459	405	13.3	13.3	—
Intl	714	650	9.8	7.2	2.6
WW	1,173	1,055	11.2	9.6	1.6

CONTACT LENSES / OTHER
US	320	274	16.8	16.8	—
Intl	524	479	9.4	6.8	2.6
WW	844	753	12.1	10.4	1.7
SURGICAL
US	139	131	6.1	6.1	—
Intl	190	171	11.1	8.6	2.5
WW	329	302	8.9	7.5	1.4

TOTAL MEDICAL DEVICES
US	3,265	3,229	1.1	1.1	—
Intl	3,707	3,497	6.0	2.5	3.5
WW	$6,972	6,726	3.7%	1.9%	1.8%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2018	2017	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$186	226	(17.7)%	(17.7)%	—%
Intl	727	723	0.6	(0.8)	1.4
WW	913	949	(3.8)	(4.8)	1.0

BEAUTY
US	1,248	1,216	2.6	2.6	—
Intl	945	841	12.4	6.8	5.6
WW	2,193	2,057	6.6	4.3	2.3

ORAL CARE
US	314	306	2.6	2.6	—
Intl	458	450	1.8	(2.7)	4.5
WW	772	756	2.1	(0.6)	2.7

OTC
US	919	909	1.1	1.1	—
Intl	1,219	1,110	9.8	3.2	6.6
WW	2,138	2,019	5.9	2.2	3.7

WOMEN'S HEALTH
US	7	6	16.7	16.7	—
Intl	516	512	0.8	(1.1)	1.9
WW	523	518	1.0	(0.9)	1.9

WOUND CARE/OTHER
US	238	238	0.0	0.0	—
Intl	125	169	(26.0)	(29.2)	3.2
WW	363	407	(10.8)	(12.1)	1.3

TOTAL CONSUMER
US	2,912	2,901	0.4	0.4	—
Intl	3,990	3,805	4.9	0.5	4.4
WW	$6,902	6,706	2.9%	0.4%	2.5%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5)

IMMUNOLOGY
US	$4,317	4,224	2.2%	2.2%	—%
Intl	2,063	1,665	23.9	17.0	6.9
WW	6,380	5,889	8.3	6.3	2.0
REMICADE
US	1,834	2,246	(18.3)	(18.3)	—
US Exports (3)	246	292	(15.8)	(15.8)	—
Intl	629	664	(5.3)	(9.0)	3.7
WW	2,709	3,202	(15.4)	(16.2)	0.8
SIMPONI / SIMPONI ARIA
US	498	459	8.5	8.5	—
Intl	568	408	39.2	32.0	7.2
WW	1,066	867	23.0	19.6	3.4
STELARA
US	1,571	1,227	28.0	28.0	—
Intl	831	579	43.5	32.9	10.6
WW	2,402	1,806	33.0	29.6	3.4
OTHER IMMUNOLOGY
US	168	—	*	*	—
Intl	35	14	*	*	*
WW	203	14	*	*	*

INFECTIOUS DISEASES
US	661	667	(0.9)	(0.9)	—
Intl	1,018	874	16.5	8.5	8.0
WW	1,679	1,541	9.0	4.5	4.5
EDURANT / rilpivirine
US	29	29	0.0	0.0	—
Intl	392	299	31.1	18.6	12.5
WW	421	328	28.4	17.0	11.4
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	550	537	2.4	2.4	—
Intl	420	347	21.0	14.1	6.9
WW	970	884	9.7	7.0	2.7
OTHER INFECTIOUS DISEASES
US	82	101	(18.8)	(18.8)	—
Intl	206	228	(9.6)	(13.3)	3.7
WW	288	329	(12.5)	(15.1)	2.6

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

NEUROSCIENCE
US	$1,263	1,284	(1.6)%	(1.6)%	—%
Intl	1,824	1,680	8.6	2.4	6.2
WW	3,087	2,964	4.1	0.6	3.5
CONCERTA / methylphenidate
US	134	184	(27.2)	(27.2)	—
Intl	222	206	7.8	3.1	4.7
WW	356	390	(8.7)	(11.2)	2.5
INVEGA SUSTENNA / XEPLION / TRINZA / TREVICTA
US	838	759	10.4	10.4	—
Intl	578	474	21.9	12.8	9.1
WW	1,416	1,233	14.8	11.3	3.5
RISPERDAL CONSTA
US	162	186	(12.9)	(12.9)	—
Intl	222	228	(2.6)	(8.7)	6.1
WW	384	414	(7.2)	(10.6)	3.4
OTHER NEUROSCIENCE
US	129	155	(16.8)	(16.8)	—
Intl	802	772	3.9	(1.0)	4.9
WW	931	927	0.4	(3.6)	4.0

ONCOLOGY
US	2,018	1,361	48.3	48.3	—
Intl	2,749	1,960	40.3	30.7	9.6
WW	4,767	3,321	43.5	37.8	5.7
DARZALEX
US	562	413	36.1	36.1	—
Intl	381	141	*	*	*
WW	943	554	70.2	65.8	4.4
IMBRUVICA
US	477	392	21.7	21.7	—
Intl	730	467	56.3	45.7	10.6
WW	1,207	859	40.5	34.7	5.8
VELCADE
US	—	—	—	—	—
Intl	593	570	4.0	(3.4)	7.4
WW	593	570	4.0	(3.4)	7.4
ZYTIGA
US	893	474	88.4	88.4	—
Intl	861	607	41.8	31.8	10.0
WW	1,754	1,081	62.3	56.7	5.6
OTHER ONCOLOGY
US	86	82	4.9	4.9	—
Intl	184	175	5.1	(1.5)	6.6
WW	270	257	5.1	0.6	4.5
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

PULMONARY HYPERTENSION (4)
US	$790	37	*	*	—%
Intl	460	48	*	*	*
WW	1,250	85	*	*	*
OPSUMIT
US	329	24	*	*	—
Intl	253	21	*	*	*
WW	582	45	*	*	*
TRACLEER
US	139	2	*	*	—
Intl	144	24	*	*	*
WW	283	26	*	*	*
UPTRAVI
US	279	8	*	*	—
Intl	32	1	*	*	*
WW	311	9	*	*	*
OTHER
US	43	3	*	*	—
Intl	31	2	*	*	*
WW	74	5	*	*	*

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$2,204	2,309	(4.5)%	(4.5)%	—%
Intl	831	771	7.8	1.7	6.1
WW	3,035	3,080	(1.5)	(3.0)	1.5
XARELTO
US	1,257	1,155	8.8	8.8	—
Intl	—	—	—	—	—
WW	1,257	1,155	8.8	8.8	—
INVOKANA / INVOKAMET
US	373	503	(25.8)	(25.8)	—
Intl	90	76	18.4	11.7	6.7
WW	463	579	(20.0)	(20.9)	0.9
PROCRIT / EPREX
US	345	343	0.6	0.6	—
Intl	167	159	5.0	(1.7)	6.7
WW	512	502	2.0	(0.1)	2.1
OTHER
US	229	308	(25.6)	(25.6)	—
Intl	574	536	7.1	1.3	5.8
WW	803	844	(4.9)	(8.6)	3.7

TOTAL PHARMACEUTICAL
US	11,253	9,882	13.9	13.9	—
Intl	8,945	6,998	27.8	19.9	7.9
WW	$20,198	16,880	19.7%	16.4%	3.3%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2018	2017	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5)

DIABETES CARE
US	$246	314	(21.7)%	(21.7)%	—%
Intl	448	506	(11.5)	(16.6)	5.1
WW	694	820	(15.4)	(18.5)	3.1

DIAGNOSTICS
US	—	—	—	—	—
Intl	—	1	*	*	*
WW	—	1	*	*	*

INTERVENTIONAL SOLUTIONS
US	627	564	11.2	11.2	—
Intl	680	558	21.9	14.2	7.7
WW	1,307	1,122	16.5	12.7	3.8

ORTHOPAEDICS
US	2,639	2,726	(3.2)	(3.2)	—
Intl	1,873	1,842	1.7	(4.6)	6.3
WW	4,512	4,568	(1.2)	(3.8)	2.6

HIPS
US	420	417	0.7	0.7	—
Intl	303	285	6.3	(0.2)	6.5
WW	723	702	3.0	0.3	2.7

KNEES
US	457	482	(5.2)	(5.2)	—
Intl	312	301	3.7	(2.5)	6.2
WW	769	783	(1.8)	(4.2)	2.4

TRAUMA
US	801	781	2.6	2.6	—
Intl	570	504	13.1	6.2	6.9
WW	1,371	1,285	6.7	4.0	2.7

SPINE & OTHER
US	961	1,046	(8.1)	(8.1)	—
Intl	688	752	(8.5)	(14.5)	6.0
WW	1,649	1,798	(8.3)	(10.8)	2.5

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2018	2017	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5) (Continued)

SURGERY
US	$2,015	2,007	0.4%	0.4%	—%
Intl	2,923	2,648	10.4	4.7	5.7
WW	4,938	4,655	6.1	2.9	3.2

ADVANCED
US	795	792	0.4	0.4	—
Intl	1,176	1,018	15.5	9.3	6.2
WW	1,971	1,810	8.9	5.4	3.5

GENERAL
US	859	846	1.5	1.5	—
Intl	1,437	1,342	7.1	1.5	5.6
WW	2,296	2,188	4.9	1.5	3.4

SPECIALTY
US	361	369	(2.2)	(2.2)	—
Intl	310	288	7.6	3.4	4.2
WW	671	657	2.1	0.3	1.8

VISION
US	899	710	26.6	26.6	—
Intl	1,389	1,143	21.5	16.3	5.2
WW	2,288	1,853	23.5	20.3	3.2

CONTACT LENSES / OTHER
US	629	530	18.7	18.7	—
Intl	1,022	906	12.8	8.0	4.8
WW	1,651	1,436	15.0	12.0	3.0
SURGICAL
US	270	180	50.0	50.0	—
Intl	367	237	54.9	48.3	6.6
WW	637	417	52.8	49.1	3.7

TOTAL MEDICAL DEVICES
US	6,426	6,321	1.7	1.7	—
Intl	7,313	6,698	9.2	3.3	5.9
WW	$13,739	13,019	5.5%	2.5%	3.0%

*Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Reported as U.S. sales
(4) Products acquired from Actelion acquisition on June 16, 2017
(5) Prior year amounts have been reclassified to conform to current year product disclosure